First Quarter 2016 Results April 21, 2016 NASDAQ: PBCT Exhibit 99.2

Forward-Looking Statement Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8) competition and its effect on pricing, spending, third-party relationships and revenues; and (9) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

First Quarter 2016 Overview Net income of $63 million or $0.21 per share Net interest income1 of $240 million, an increase of 1% Net interest margin of 2.83%, a decrease of 4 basis points Loan growth of $100 million, 1% annualized growth rate Deposit growth of $688 million, 10% annualized growth rate Organic deposit growth of $721 million, 11% annualized growth rate Non-interest income of $82 million, a decrease of 2% (excluding $9 million gain on sale of the payroll service business in the fourth quarter) Total non-interest expenses of $217 million, flat with the fourth quarter Efficiency ratio of 62.7% Net loan charge-offs of 0.09% (Comparisons versus fourth quarter 2015, unless noted differently) 1 Net interest income on a fully taxable equivalent basis for 4Q 2015 and 1Q 2016 was $245 million and $247 million, respectively.

Net Interest Income1 ($ in millions) Linked Quarter Change $238.8 $240.1 1 Net interest income on a fully taxable equivalent basis for 4Q 2015 and 1Q 2016 was $245.3 million and $247.4 million, respectively. $5.9 $1.0 ($2.0) ($1.7) ($1.0) ($0.9)

Net Interest Margin Linked Quarter Change 2.87% 2.83% 3 bps (2 bps) (2 bps) (2 bps) (1 bp)

Loans ($ in millions) Linked Quarter Change $133 $28,411 $28,511 Annualized linked quarter change: +1% ($32)

Deposits Linked Quarter Change ($ in millions) Annualized linked quarter change: +9.7% Commercial1 $9,420 $29,105 Retail2 $19,685 1Commercial includes Municipal deposits of $1,775 at 12/31/2015 and $2,108 at 3/31/2016 2Retail includes brokered deposits of $ $2,582 at 12/31/2015 and $2,549 at 3/31/2016 Commercial1 $8,926 $28,417 Retail2 $19,491 $494 $194

Non-Interest Income ($ in millions) $93.3 $82.3 Linked Quarter Change $1.8 ($9.2) ($1.2) ($1.1) ($0.4) ($0.9)

Non-Interest Expense ($ in millions) Linked Quarter Change ($2.5) $217.3 $2.1 $217.0 ($0.5) $0.9 $0.5 ($0.2)

Efficiency Ratio 62.2% 61.8% 62.5% 63.8% Beginning with first quarter 2016 results, the Company no longer classifies expenses related to ordinary and recurring branch closures and severance as non-operating. In prior quarters, these expenses were excluded from the calculation of the Company’s efficiency ratio. For comparison purposes above, efficiency ratios for prior quarters also display what the metric would have been had these expenses been included.

Asset Quality Non-Performing Assets / Loans & REO (%) 1 1Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition Notes: Source: SNL Financial and Company filings Top 50 Banks represents the largest 50 banks by total assets in each respective quarter Peer data for all periods reflects Company’s new peer group for 2016. See page 17 for list of companies Net Charge-Offs / Average Loans (%) 2 2Ex. acquired loan charge-offs, PBCT’s charge-off ratio was 0.08%, 0.09%, 0.06%, 0.05% & 0.11% in 1Q 2016, 4Q 2015, 3Q 2015, 2Q 2015 and 1Q 2015, respectively PBCT Peer Group (Median) Top 50 Banks (Median) PBCT Peer Group (Median) Top 50 Banks (Median)

Returns Return on Average Assets Return on Average Tangible Equity

Capital Ratios

	Mar. 31, 2015	Jun. 30, 2015	Sep. 30, 2015	Dec. 31, 2015	Mar. 31, 2016
People's United Financial, Inc.					
Tang. Com. Equity/Tang. Assets	7.5%	7.4%	7.5%	7.2%	**7.3%**
Tier 1 Leverage [1, 5]	8.3%	8.2%	8.1%	8.0%	**7.9%**
Common Equity Tier 1 Capital [2, 5]	10.0%	9.9%	9.9%	9.8%	**9.7%**
Tier 1 Risk-Based Capital [3, 5]	10.0%	9.9%	9.9%	9.8%	**9.7%**
Total Risk-Based Capital [4, 5]	11.9%	11.8%	11.8%	11.7%	**11.6%**
People's United Bank, N.A.					
Tier 1 Leverage [1, 5]	8.8%	8.6%	8.5%	8.4%	**8.9%**
Common Equity Tier 1 Capital [2, 5]	10.6%	10.4%	10.4%	10.2%	**10.9%**
Tier 1 Risk-Based Capital [3, 5]	10.6%	10.4%	10.4%	10.2%	**10.9%**
Total Risk-Based Capital [4, 5]	13.1%	12.9%	12.8%	12.6%	**13.0%**

Basel III Notes:

1. Tier 1 Leverage ratio represents Tier 1 Capital divided by Average Total Assets (less goodwill, other acquisition-related intangibles and other deductions from Common Equity Tier 1 Capital)
2. Common Equity Tier 1 Capital ratio represents total stockholder's equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) after-tax net unrealized gains (losses) on securities transferred to held to maturity; (iii) goodwill and other acquisition-related intangibles; and (iv) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits divided by Total Risk-Weighted Assets
3. Tier 1 Risk-Based Capital ratio represents Common Equity Tier 1 Capital plus additional Tier 1 Capital (together, "Tier 1 Capital") divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital ratio represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of Total Risk-Weighted Assets, divided by Total Risk-Weighted Assets
5. Well capitalized limits under Basel III capital rules are: Tier 1 Leverage Ratio, 5%; Common Equity Tier 1 Capital Ratio, 6.5%; Tier 1 Risk-Based Capital Ratio, 8%; and Total Risk-Based Capital Ratio, 10%

People's United Financial, Inc.

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Interest Rate Risk Profile Net Interest Income (NII) Sensitivity 1Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months. Long End defined as terms greater than 18 months. Immediate Parallel Shock Est. Change in NII Yield Curve Twist1 Est. Change in NII Mar. 31, 2016 Dec. 31, 2015

Experienced leadership team Operate in large & attractive Northeast markets… …with significant knowledge at the local level Commitment to relationship-based banking Breadth of products & services Conservative & well-defined underwriting culture Premium brand built over 170 years Deep focus on expense management Summary A Uniquely Positioned Franchise

Appendix

Asset Quality Originated Portfolio Coverage Detail as of March 31, 2016 ALLLs / Loans NPLs / Loans ALLLs / NPLs Note – ALLLs: Commercial: $185 million, Retail: $23 million, Total: $208 million

Peer Group Firm Ticker City State 1 Associated ASB Green Bay WI 2 Citizens CFG Providence RI 3 Comerica CMA Dallas TX 4 Cullen/Frost CFR San Antonio TX 5 East West EWBC Pasadena CA 6 First Horizon FHN Memphis TN 7 FirstMerit FMER Akron OH 8 Huntington HBAN Columbus OH 9 KeyCorp KEY Cleveland OH 10 M&T MTB Buffalo NY 11 New York Community NYCB Westbury NY 12 Signature SBNY New York NY 13 Synovus SNV Columbus GA 14 Umpqua UMPQ Portland OR 15 Webster WBS Waterbury CT 16 Zions ZION Salt Lake City UT

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@ peoples.com NASDAQ: PBCT